Segment Reporting	12 Months Ended
Dec. 31, 2024
Disclosure of operating segments [abstract]
Segment Reporting
5.
Segment Reporting

The Group reports its business in three operating segments.

The following tables present the summary of each segments’ revenue and net income:

	2022	2023	2024

SEGMENT REVENUE	1,315,552	1,953,068	2,586,381
Payments	333,343	478,684	587,097
Marketplace	239,609	448,223	732,943
Fintech	745,023	1,026,721	1,281,827
Intergroup	(2,423)	(560)	(15,486)

NET INCOME	588,844	848,770	1,056,834
Payments	199,489	308,901	381,607
Marketplace	152,248	247,955	348,400
Fintech	237,107	291,914	326,827

Operating segments are identified based on how the Group manages the business on a day-to-day basis and the types of products and services provided. Operating segments are reported in a manner consistent with internal reports, which are reviewed and used by the management board (who are identified as Chief Operating Decision Makers, “CODM”). The operating performance measure of each operating segment is revenue and net income.

Costs and operating expenses that are deducted from revenue, include interest expenses (2022: KZT 278,676 million; 2023: KZT 478,010 million; 2024: KZT 616,116 million) and provision expenses (2022: KZT 55,210 million; 2023: KZT 79,634 million; 2024: KZT 113,957 million), both attributable to Fintech Segment, share-based compensation expenses and other expenses recognized across the segments.

Management believes that other segment expenses are not material for analysis of our ongoing operations.

Expenses associated with share-based compensation are recognized across the segments.

The following table presents the summary of share-based compensation expense by segments:

	2022	2023	2024

SHARE-BASED COMPENSATION	(19,984)	(20,859)	(16,963)
Payments	(5,946)	(7,200)	(6,436)
Marketplace	(2,009)	(2,335)	(2,432)
Fintech	(12,029)	(11,324)	(8,095)